CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Allowances of accounts and notes receivable	$ 8	$ 10
Shareholders' Equity
Common stock, shares authorized (in shares)	150	150
Common stock, stated value (in dollars per share)	$ 0.75	$ 0.75
Common stock, shares outstanding (in shares)	41.3	41.0